============================================================================

                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                             ----------------

                                FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------

                              March 13, 1999
             Date of report (Date of earliest event reported)

                         ------------------------

                      Commission File Number: 0-22271

                         ------------------------

                             CFI MORTGAGE, INC.
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                         (State or jurisdiction of
                      Incorporation or organization)

                         SUITE 309, 631 U.S. HIGHWAY 1
                          WEST PALM BEACH, FL 33408
                  (Address of principal executive office)


                   (IRS Employer Identification Number)
                                  65-0127741

                     Telephone Number: (561) 689-0678
           (Registrant's telephone number, including area code)



              (Former name, former address and former fiscal year, If
                         changed since last report)

    Indicate by check mark whether the registrant has (1) filed all reports Required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was Required to file such reports), and (2) has been subject to filing requirements Within the past 90 days.

                               Yes _X_    No___

================================================================================

ITEM 5.  Other material events.

On March 13, 1999, the Registrant filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the Bankruptcy Court for the Southern District of Florida, case no. 99-31134-BKC-PGH.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 16, 1999
/s/ Christopher Castoro
CHRISTOPHER CASTORO
 (CEO AND PRINCIPAL EXECUTIVE OFFICER)